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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):  DECEMBER 1, 1997


                        PERITUS SOFTWARE SERVICES, INC.
                        -------------------------------
              (Exact Name of Registrant as Specified in Charter)


                        COMMISSION FILE NUMBER 0-22647
                        ------------------------------


                   Massachusetts                       04-3126919
          -------------------------------           ----------------
          (State or Other Jurisdiction of           (I.R.S. Employer
           Incorporation)                           Identification No.)

         304 Concord Road, Billerica, Massachusetts       01821
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


                                (978) 670-0800
                                 -------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, If Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         (a) On December 1, 1997, Twoquay, Inc. ("Twoquay"), a wholly-owned subsidiary of the Registrant, acquired substantially all of the assets and assumed certain liabilities of the business of Millennium Dynamics, Inc. ("MDI") from American Premier Underwriters, Inc. ("APU") in exchange for 2,175,000 shares of Registrant's Common Stock, $.01 par value per share, and $30 million in cash. The number of shares issued to APU was determined in accordance with the terms of the Asset Purchase Agreement by and among the Registrant and Twoquay and APU and MDI dated as of October 22, 1997 (the "Purchase Agreement") based on the Average Share Price (as defined therein) for the five trading days beginning on the second day immediately preceding the date thereof and ending on the second trading day immediately following the date thereof. The terms of the Asset Purchase Agreement were determined on the basis of arm's length negotiations. Prior to the execution of the Asset Purchase Agreement, neither the Registrant nor any of its affiliates, nor any director or officer of the Registrant or any associate of any such director or officer, had any relationship with either APU or MDI. The cash portion of the purchase price was paid for from the proceeds of the Registrant's initial public offering which closed on July 8,1997. The shares of Common Stock issued to APU at the closing are entitled to certain registration rights as set forth in a Registration Rights Agreement dated as of December 1, 1997 by and among the Registrant and APU.

         (b) Certain of the assets acquired by the Registrant included equipment or physical property used in MDI's business of providing software and consulting services that enable organizations to address their year 2000 problem. The Registrant presently intends to continue such use of such assets.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

(a) and (b)  Financial Statements of Business Acquired and Pro Forma Financial
             Information.

             The Registrant has not included the financial statements of the business acquired or the pro forma financial information for the transaction described in Item 2 above and will file such financial information not later than 60 days after this report on Form 8-K is due by an amendment to this report.

         (c) Exhibits.

             Documents listed below, except for documents identified by footnotes, are being filed as exhibits herewith. Documents identified by footnotes, if any, are not being filed herewith and, pursuant to Rule 12b-32 of the General Rules and Regulations promulgated by the Securities and Exchange Commission (the "Commission") under the

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             Securities Exchange Act of 1934 (the "Exchange Act") reference is made to such documents as previously filed as exhibits with the Commission. The Registrant's file number under the Exchange Act is 0-22647.

      2 Asset Purchase Agreement dated as of October 22,1997 by and among the Registrant and Twoquay, Inc. and American Premier Underwriters, Inc. ("APU") and Millennium Dynamics, Inc.

      4/1/   Specimen certificate for shares of Common Stock.


     99 Registration Rights Agreement dated as of December 1, 1997 by and among the Registrant and APU.

(1) Incorporated by reference to the Registrant's Registration Statement on Form S-1, Commission file number 333-27087.

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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  December 16, 1997

                                          Peritus Software Services, Inc.

                                          By: /s/ Allen K. Deary
                                              ----------------------------------
                                          Allen K. Deary
                                          Vice President, Finance and
                                          Chief Financial Officer (Principal
                                          Financial Officer)

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                                 EXHIBIT INDEX


Exhibit No.                         Description

    2 Asset Purchase Agreement dated as of October 22, 1997 by and among the Registrant and Twoquay, Inc. and American Premier Underwriters Inc. ("APU") and Millennium Dynamics, Inc.

    4/1/                 Specimen certificate for shares of Common Stock.

    99 Registration Rights Agreement dated as of December 1, 1997 by and among the Registrant in APU.

/1/ Incorporated by reference to the Registrant's Registration Statement on Form S-1, Commission file number 333-27087.